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EXHIBIT 99.1



                             OFFICER'S CERTIFICATION
                                   PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                                (18 U.S.C. 1350)

                                 August 14, 2002

      The undersigned Robert J. Carlin, duly appointed and incumbent officer of TMANglobal.com, Inc., a Florida corporation (the "Corporation"), in connection with the Corporation's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), does hereby represent, warrant and certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended, that, to the best of his knowledge:

1. The Report is in full compliance with reporting requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Corporation.


/S/ ROBERT J. CARLIN
--------------------------------
Robert J. Carlin
Chief Executive Officer and
acting Chief Financial Officer

August 14, 2002